UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 13, 2016
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure

Certain executives of Weyerhaeuser Company will present at an investor conference on December 13, 2016. A copy of the presentation slides for this conference is furnished as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibit is furnished with this report.
Exhibit No.     Description

99.1        Presentation slides for December 2016 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Jeanne M. Hillman
Name:	Jeanne M. Hillman
Its:	Vice President and Chief Accounting Officer

Date: December 13, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation slides for December 2016 Investor Presentation